UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

EMPIRE GLOBAL GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-169531	27-2529852
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

555 Woodside Avenue Bellport, New York 11713 (Address of principal executive offices) (877) 643-3200 (Registrant’s Telephone Number)

Copy of all Communications to:
JMS Law Group
1000 Woodbury Road, Suite 110
Woodbury, NY 11797
phone: 516.422.6285
fax: 516.422.6286

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates:  333-169531

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class
to be so registered
___________________________________________________

Common Shares, par value $0.001 per share

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

Empire Global Gaming, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No. 333-169531), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 20, 2011 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1/A filed on April 20, 2011.

99.1	Subscription Agreement	Incorporated herein by reference to Exhibit 99.1 to our Form S-1/A filed on April 20, 2011.

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 SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

EMPIRE GLOBAL GAMING, INC.

Date: February 28, 2013	By: /s/ Nicholas Sorge, Sr.
Name: Nicholas Sorge, Sr.
Title: President and Principal Executive Officer

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